EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Charles H. Heist, Vice President and Chief Financial Officer of Ablest Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Quarterly Report on Form 10-Q of the Company for the period ended April 2, 2006 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles H. Heist

Charles H. Heist Chairman, Chief Financial Officer and Treasurer
Date: May 17, 2006